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                                                                    EXHIBIT J(2)


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form N-1A of our report dated October 18, 2001, relating to the financial statement of the Hotchkis and Wiley Funds, which appears in such Registration Statement. We also consent to the reference to us under the heading "Independent Auditors" in such Registration Statement.

/s/  PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Los Angeles, CA

January 28, 2002